SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         May 22, 2002
                                                ------------------------------

                           Heartland Technology, Inc.
------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in Its Charter


                                    Delaware
------------------------------------------------------------------------------
                  State or Other Jurisdiction of Incorporation


               1-11956                               36-1487580
------------------------------------------------------------------------------
       (Commission File Number)            (Employer Identification Number)


     330 N. Jefferson Court, Chicago, IL                      60661
------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                                  312-575-0400
------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


------------------------------------------------------------------------------
               (Former Name or Former Address, if Changed Since Last Report)

                           HEARTLAND TECHNOLOGY, INC.
Item 5. Other Events

On May 28, 2002, Heartland Technology, Inc. issued a press release announcing that the American Stock Exchange has applied with the Securities and Exchange Commission to strike its common stock from listing and registration on the exchange, effective with the opening of the trading session on June 4, 2002. A copy of the press release is attached as Exhibit 99.1

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.   Description
-----------   ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated May 28, 2002 (filed herewith).

                           HEARTLAND TECHNOLOGY, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEARTLAND TECHNOLOGY, INC.
                                               (Registrant)



Date:   May 29, 2002         By:        /s/ Richard P. Brandstatter
                                --------------------------------------------
                                           Richard P. Brandstatter
                                    Vice President - Finance, Secretary
                                               and Treasurer
                                (Principal Financial and Accounting Officer)

                           HEARTLAND TECHNOLOGY, INC.

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   ----------------------------------------------------------------

99.1 Press release of Heartland Technology, Inc. dated May 28, 2002 (filed herewith).

                           HEARTLAND TECHNOLOGY, INC.


                                                                   Exhibit 99.1




           HEARTLAND TECHNOLOGY EXPECTS SEC TO OK DELISTING FROM AMEX


CHICAGO, May 28 /PRNewswire-FirstCall/ - Heartland Technology,  Inc. (Amex: HTI-
News) today announced that the American Stock Exchange has applied with the Securities and Exchange Commission to strike its common stock from listing and registration on the exchange, effective with the opening of the trading session on June 4, 2002. The company expects that the SEC will grant the application and that its common stock will be cease being listed and traded on the American Stock Exchange at that time.

The company acknowledged that it has not, for some time, met various guidelines for continued listing on the exchange. These include shareholders' equity, losses from continuing operations and net losses, the price of the company's common shares, market value, public float and the company's inability to produce a viable plan to cure those deficiencies. Heartland Technology also recently reported that it is not currently generating enough cash from operations to pay fixed costs. The company said it was in discussions with its creditors to see if it can reach agreements to restructure its debt. The company also said it has been seeking to sell or merge various assets and subsidiaries as well as the entire company in order to create value. However, the company is likely to be dissolved or liquidated.